DBA SYSTEMS, INC.
1200 SOUTH WOODY BURKE ROAD
P.O. BOX 550
MELBOURNE, FLORIDA  32902-0550

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
November 15, 1995

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of DBA Systems, Inc. (the
"Company"), a Florida corporation, will be held at the DBA Conference Facility, Granada Center, 1101 W.
Hibiscus Blvd., Melbourne, Florida on November 15,
1995 at 1:00 p.m., local time, for the purpose of considering and acting upon the following matters:

1.	To elect three Class I Directors

2.	To approve the selection of Deloitte & Touche
LLP, Orlando, Florida as the Company's
Independent Certified Public Accountants for the 1996 fiscal year

3.	To consider and act upon any other matters
which may properly come before the Meeting and any adjournments thereof

The Board of Directors has fixed the close of business on September 29, 1995 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. On September 29, 1995, the Company had outstanding 4,431,975 shares of common stock, par value $.10 per share (excluding treasury stock). The transfer books of the Company will not be closed.

SHAREHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND
PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED
PREPAID ENVELOPE. It is desirable that as many shareholders as possible be represented at the Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed
Proxy. You have the power to revoke your Proxy at any time before it is voted, and the giving of a Proxy will not affect your right to vote in person if you attend the Meeting.

By Order of the Board of Directors,

John L. Slack
___________________________
John L. Slack
Chairman of the Board, President,
Chief Executive Officer and
Treasurer, Acting
October 13, 1995

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished to shareholders of DBA Systems, Inc., a Florida corporation (the
"Company" or "DBA"), in connection with the solicitation, on behalf of the Company's Board of Directors, of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the DBA
Conference Facility, Granada Center, 1101 W. Hibiscus
Blvd., Melbourne, Florida at 1:00 p.m. on November 15,
1995, and at any adjournments thereof. The Notice of Annual Meeting, Proxy Statement and form of Proxy are first being sent to shareholders on or about October
13, 1995.

Your proxy is solicited on behalf of the Board of Directors. The cost of solicitation of proxies, including the cost of preparing and mailing the Notice of Annual Meeting, Proxy Statement and form of Proxy, will be borne by the Company. Employees of the Company, at no additional compensation, may communicate with shareholders to solicit their proxies. The Company does not intend to use specially engaged employees of the Company, or other paid solicitors, in the solicitation of proxies. Brokers and others holding stock in their names, or in the names of nominees, may be requested to forward copies of the proxy soliciting material to beneficial owners and to seek authority for execution of proxies; the Company will reimburse those persons for their reasonable out-of-pocket expenses.

Enclosed is an Annual Report to shareholders for the fiscal year ending June 30, 1995, which contains financial and other information pertaining to the Company. The Annual Report is not part of the proxy soliciting material.

The Meeting has been called for the purpose of considering and acting upon the following matters:

1.	To elect three Class I Directors

2.	To approve the selection of Deloitte & Touche
LLP, Orlando, Florida as the Company's
Independent Certified Public Accountants for the 1996 fiscal year

3.	To consider and act upon any other matters
which may properly come before the Meeting and any adjournments thereof

Voting rights are vested exclusively in the holders of the Company's common stock (Common Stock), with each share entitled to one vote on each matter coming before the Meeting. Only shareholders of record as of the close of business on September 29, 1995 will be entitled to receive notice of and to vote at the Meeting. On the record date, the Company had outstanding 4,431,975 shares of Common Stock, excluding treasury shares.

The presence, in person or by proxy, of a majority of shares entitled to vote shall constitute a quorum.
Assuming that a quorum is present or represented at the Meeting, the vote of a plurality of the shares present or represented at the Meeting will be required for the election of a director, and the vote of a majority of the shares present or represented at the Meeting will be required for approval of all other matters listed above. For purposes of determining the number of votes cast with respect to any matter, only those cast "for" or "against" are included.
Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

1
The enclosed proxy, solicited on behalf of the Board of Directors, if properly executed and not revoked, will be voted at the Meeting and where a specification is made therein, will be voted in accordance with such specification. The proxy may be revoked prior to the exercise of the powers conferred by the proxy by an instrument revoking it, by a duly executed proxy bearing a later date filed with the Secretary of the Company or by attending the Meeting and personally voting.

ELECTION OF DIRECTORS

The Company's Articles of Incorporation provide that the Board of Directors consists of three classes elected for three-year terms on a staggered basis, with approximately one-third of the total number of directors being elected at each Annual Meeting.
Pursuant to these requirements, the Board of Directors has nominated three individuals to serve as Class I
Directors. The three Class I nominees receiving the greatest number of votes cast by the holders of Common
Stock will be elected as directors for a term of three years. The individuals elected will continue to serve until a successor is elected and qualified or his term of office shall have been otherwise terminated as provided by the Bylaws. The enclosed proxy cannot be voted for a greater number of persons than the number of nominees named herein.

If for any reason the nominees shall become unavailable for election, the proxy will be voted for nominees selected by the Board of Directors. The
Company knows of no reason why the nominees will not be available for election.


NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                                                          Common                   Term
                                                           Stock         % of       of
                                                Year     Beneficially	Outstanding Office
                             Principal         Became a  Owned as of    Common      (in
Name                 Age    Occupation         Director    9/1/95(1)       Stock   years) (2)

CLASS I
Mr. John L. Slack    	57 	Chairman of the      	1989       	230,557 (3)	   5.06       3
	                        	Board, President
		                        and Chief Executive
		                        Officer of the Company

Dr. Joseph A. Boyd	   74 	Chairman and CEO	     1989	         6,000 (4)	    .14	      3
                        		Fairchild Controls
		                        Corporation

Amb. Robert F.      	 69 	International        	1989	        10,000 (5)     .23       3
Ellsworth                 Consultant

2

CONTINUING DIRECTORS

                                                          Common                   Term
                                                           Stock         % of       of
                                                Year     Beneficially	Outstanding Office
                             Principal         Became a  Owned as of    Common      (in
Name                 Age    Occupation        Director    9/1/951       Stock     years) (2)

CLASS II
Dr. Louis W. Tordella	 84 	National Security	  1989	      5,600 (6)      	 .13       2
                          	Consultant

Dr. Lynn E. Weaver	    65  President,	         1989	      6,000 (7)       	.14	      2
                         		Florida Institute
		                         of Technology

CLASS III

Dr. Richard N. Baney	  5   Physician 	          1993       	7,000          	.16       1

Mr. William C. Potter	 54 	President,	          1981	       6,633 (8)	      .15       1
	                         	Potter, McClelland,
   		                      Marks & Healy, P.A.

1	Unless otherwise indicated in the following
  notes, the persons herein have sole voting and investing power with respect to shares shown as being beneficially owned by them.

2	All directors are elected for three year terms.
  The years set forth next to Class II and Class
  III Directors represent the remaining term of office.

3	Includes options for 119,000 shares.  Also
  includes 512 shares issuable upon conversion of $10,000 principal amount of the Company's 8 1/4%
  Convertible Subordinated Debentures due 2010 and
  1,095 shares held in trust by the DBA Systems
  Employee Stock Ownership Plan and Trust.
  Excludes 3,000 shares owned by Mr. Slack's wife as to which he disclaims any beneficial interest and options for 25,000 shares exercisable in the event the Company is sold during Mr. Slack's tenure as President upon terms and price acceptable to the stockholders of the Company.

4	Includes options for 5,000 shares.

5	Includes options for 5,000 shares.

6	Includes options for 5,000 shares.

7	Includes options for 5,000 shares.

8	Includes options for 5,000 shares.

3
DIRECTORS' BACKGROUND AND EXPERIENCE

NOMINEES FOR ELECTION

MR. JOHN L. SLACK is Chairman of the Board, President and Chief Executive Officer of the Company. He was
Deputy Assistant Secretary of Defense for Intelligence between 1975 and 1977. From 1977 until he formed his own consulting business in 1979, Mr. Slack was Vice
President of Martin Marietta Aerospace Corporation.
Since 1979, he has acted as consultant to such clients as the Congress of the United States (Committee on Appropriations), the Department of Defense, and the U.S. Air Force Deputy Chief of Staff on defense-related technology matters. From October 1985 through August 1989, Mr. Slack was President and a director of ARDAK Corporation, a company which builds inexpensive space systems and supports major aerospace companies in strategic planning. Mr. Slack is currently a director of ARDAK Corporation and CTA Corporation.
Mr. Slack is certified as an engineer, a crypto-mathematician, a data systems analyst and a signals analyst. He is a recipient of the DoD Distinguished
Civilian Service Medal and the Joint Services
Commendation Medal. Mr. Slack was elected as the President and Chief Executive Officer of DBA Systems,
Inc. in August 1989 and Chairman of the Board of Directors in February 1990. Mr. Slack assumed the duties of Acting Treasurer on May 15, 1994, with the departure of Mr. William R. LeMasters, Vice President of Finance, from the Company. All other financial matters have been delegated to the Corporate
Controller.

DR. JOSEPH A. BOYD is Chairman and Chief Executive
Officer of Fairchild Controls Corporation.  He was
Chairman and Chief Executive Officer of Fairchild
Space & Defense Corporation and a member of its board
of directors from 1989 to 1994. Dr. Boyd was a
director of Harris Corporation from 1967 until he
retired from its board of directors in March, 1993 and
was Chief Executive Officer from 1978 to 1986 and
Chairman from 1978 to 1987.  Prior to his employment
with Harris, Dr. Boyd was director of the Institute of
Science and Technology, University of Michigan, after
serving as a director of the University's Willow Run
Laboratories.  Dr. Boyd was a member of the Electrical
Engineering Faculty, University of Michigan, from 1949
to 1962.    He is a Fellow of the University of
Kentucky and a Fellow of the Institute of Electrical and Electronic Engineers.

AMBASSADOR ROBERT F. ELLSWORTH is President of Robert
Ellsworth & Co., Inc., an investment and consulting firm; President and Chief Executive Officer of the Sokol Group, Inc.; a director of Price Communications
Corporation, New York City; and a trustee of Corporate
Property Investors, New York City. He served three terms as a member of Congress (1961-1967). He was U.S. Ambassador to NATO (1969-1971), a general partner with Lazard Freres & Co. (1971-1974), Assistant
Secretary of Defense (1974-1975) and Deputy Secretary of Defense (1975-1977). Mr. Ellsworth is also a member of various professional societies including the International Institute for Strategic Studies in
London, the Atlantic Council of the U.S. in Washington, and the Council on Foreign Relations in New York.

4
CONTINUING DIRECTORS

DR. LOUIS W. TORDELLA was the Deputy Director of the
National Security Agency from 1958 to 1974. After his retirement from government service, he served as a consultant on national security affairs for several corporations including Ford Aerospace, General
Electric, TRW, BDM, E-Systems and General Dynamics.
Dr. Tordella was a trustee of the Institute for Defense Analyses (IDA) and a member of its board of directors from 1974 to 1987. He currently is a member of the Board of Racal Communications, Inc. Dr.
Tordella is a retired Captain of the U.S. Naval
Reserve.

DR. LYNN E. WEAVER serves as President of the Florida
Institute of Technology (Florida Tech), Melbourne,
Florida.  Prior to his appointment at Florida Tech,
Dr. Weaver served in senior academic administrative
positions including Department Head, University of
Arizona; Associate Dean, University of Oklahoma;
School Director, Georgia Institute of Technology; and
Dean, Auburn University.   He has held offices in a
number of national professional organizations and is a Fellow of the American Nuclear Society. Dr. Weaver is a Registered Professional Engineer and received his Bachelor's degree in Electrical Engineering from the University of Missouri, a Master's degree in Electrical Engineering from Southern Methodist
University and his Ph.D. from Purdue University.

DR. RICHARD N. BANEY is Senior Vice President of
Medical Affairs at Holmes Regional Medical Center in
Melbourne. He is a trustee of Florida Institute of Technology and a director of Huntington Bank of Florida. He was a founding director and chairman of Reliance Bank of Florida from 1985 to 1995. Dr. Baney attended Georgetown University, Washington, D.C. and the University of Pittsburgh School of Medicine. He served as a medical officer in the U.S. Navy from 1964 to 1967.

MR. WILLIAM C. POTTER is President of Potter,
McClelland, Marks & Healy, P.A., a law firm, which was founded in November 1986 and is legal counsel to the Company. He is a graduate of Brown University and the University of Michigan Law School. Mr. Potter is a member of the Advisory Board of First Union National
Bank of Florida. Mr. Potter also serves as Chairman of the Board of Trustees of the Florida Institute of Technology, and is counsel for the Melbourne Airport
Authority. Mr. Potter holds the rank of Colonel in the U.S. Air Force Reserves.

5
COMMITTEES OF THE BOARD

The standing committees established by the Board of Directors to assist in the discharge of its responsibilities are described in the paragraphs below. Committee membership is reported as of the Company's fiscal year ended June 30, 1995.

The Executive Committee consisted of three members:
Mr. John L. Slack, Chairman; Dr. Joseph A. Boyd; and
Mr. William C. Potter. When the Board of Directors is not in session, the committee has the power to direct and manage the business and affairs of the Company in cases for which specific directions have not been given by the Board of Directors. The committee met two times in fiscal year 1995.

The Audit Committee consisted of four members:  Mr.
William C. Potter, Chairman; Dr. Richard N. Baney; Dr.
Louis W. Tordella and Dr. Lynn E. Weaver. The committee meets with financial management and the Company's independent public accountants to review the work of each and to ensure that each is properly discharging its respective responsibilities. The independent public accountants have free access to the Audit Committee without management representatives present to discuss the results of their examination and their opinions on the adequacy of internal controls and quality of financial reporting. The committee recommends to the Board of Directors the selection of the firm of independent public accountants to audit the books and accounts of the Company. The committee met one time in fiscal year
1995.

The Compensation Committee consisted of four members:
Amb. Robert F. Ellsworth, Chairman; Dr. Richard N.
Baney; Dr. Louis W. Tordella; and Dr. Lynn E. Weaver.
The committee recommends salaries of the Chairman of the Board, Chief Executive Officer and the non-wage benefits and perquisites for officers and key employees. It also oversees the overall compensation structure for all employees. The committee met one time in fiscal year 1995.

The Corporate Technology Committee consisted of five members: Dr. Lynn E. Weaver, Chairman; Dr. Richard N.
Baney; Dr. Joseph A. Boyd; Dr. Louis W. Tordella;  and
Mr. John L. Slack.  The Corporate Development
Committee reviews and approves the strategic business plans of the Company as well as considering potential merger/acquisition opportunities. The committee met during the regular board meetings, or four times in fiscal year 1995.

The Finance Committee consisted of three members: Amb.
Robert F. Ellsworth, Chairman;  Dr. Joseph A. Boyd;
and Mr. William C. Potter. The Finance Committee reviews and approves the proposed budgets for the Company as well as overseeing the financing and banking relationships of the Company. The committee did not meet in fiscal year 1995.

During fiscal year 1995 the Board of Directors had four regular meetings. All directors attended 100 percent of the Board of Directors and committee meetings. The Company has no nominating committee.

6

EXECUTIVE COMPENSATION

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview

The Compensation Committee of the Board of Directors is composed of four of the Company's six outside directors and is responsible for setting and administering policies that govern executive compensation and stock option programs.

The Company has an executive compensation package that is driven by the overall performance of the Company and the individual performance of the executive. The measures of the Company's performance include revenues, new business bookings and net income.

Form of Compensation

DBA provides its executive officers with a compensation package consisting of base salary and variable incentive pay. In setting total compensation, the committee considers individual and Company performances as well as market information in the form of published survey data. The market data consists primarily of base salary and total cash compensation rates, as well as incentive bonus and stock programs, set forth in the Executive
Compensation in the Electronics Industry survey as published by the American Electronics Association.

Specific executive compensation elements are:

-- Base salary.  Base salary ranges are
reviewed annually using published salary survey data from the survey referenced above. Salary increases are awarded annually based on the committee's evaluation of the individual performance, as well as market-competitive considerations.

-- Bonus plan. The Company's bonus plan provides a short-term incentive, in the form of a bonus, that varies according to the Company's achievement of revenues, new business bookings and after tax profit goals set by the Board of Directors. This plan will effectively pay executives at or above market when a high level of corporate performance and shareholder value is achieved, and less than market when results are below expectations. If less than 100% of budgeted goals are achieved, no bonus is paid.
This effectively puts a significant amount of cash compensation at risk, dependent on achievement of budget goals.

--	Long term incentives.  Longer term
incentives are provided through a stock option plan, which generally vests options over three years, which reward executives through growth in value of the common stock.

7
Fiscal Year 1995 Compensation

Compensation for the Company's Named Executive
Officers, including the Chief Executive Officer, was set according to the established compensation philosophy described herein. The executive officers' and the Chief Executive Officer's base salary was a function of surveyed competitive base compensation in addition to a merit increase determined by evaluating fiscal year 1995 corporate performance as described.
Despite his base salary being below the industry average, the Chief Executive Officer voluntarily waived any base salary increase for fiscal year 1995.

Option grants to the executive officers were 35,000 during fiscal year 1995. In addition, option grants to the Chief Executive Officer were 30,000 during fiscal year 1995. Such grants were based on the established compensation philosophy described herein.
Determination of the number of such options awarded was based on the Committee's subjective assessment of the executive officers and the Chief Executive
Officer's performance.

The Company exceeded 100% of its budgeted goals for the fiscal year. The 65,000 option grants were based on the established compensation philosophy described herein, the executive officers and the Chief Executive
Officer were awarded a bonus by the Committee.
Determination of the amount of such bonuses awarded was based on the Committee's subjective assessment of the executive officer's and the Chief Executive
Officer's performance.


COMPENSATION COMMITTEE

Ambassador Robert F. Ellsworth
Dr. Richard N. Baney
Dr. Louis W. Tordella
Dr. Lynn E. Weaver


Compensation Committee Interlocks and Insider Participation

The Company has entered into contracts for the purchase of commercial satellite imagery with The
Sokol Group, Inc. in the ordinary course of business, whose President and Chief Executive Officer,
Ambassador Robert F. Ellsworth, is a DBA director.
Under such contracts, the Company recognized revenues of approximately $128,000 for the fiscal year ended
June 30, 1995.

8

SUMMARY COMPENSATION TABLE

The following table shows the total annual and long-term compensation of the Chief Executive Officer and the other four most highly compensated executive officers of the Company (the "Named Executive
Officers") for services rendered during the fiscal years ended June 30, 1995, 1994 and 1993.

                         Annual Compensation      |   Long Term      |
                                                  |  Compensation    |
                       -----------------------------------------------
Name and                                             Securities        All Other
Principal                                       Underlying Options  Compensation
Position               Year  Salary($)  Bonus($)    (#) (a)           ($) (b)
John L. Slack          1995  $204,937  $49,992 (c)   30,000           $7,947
President/CEO          1994  $204,937                32,000           $7,055
Treasurer, Acting      1993  $204,937                27,000           $7,297

Reinhold J. Barchet    1995    $4,904   $1,084 (c)   10,000             --
Divisional Vice
President
for Marketing

Dudley J. Gordon       1995   $26,241   $6,445 (c)   10,000             --
Divisional Vice
President
for Operations

Charles B. Robertson   1995   $82,444  $20,435 (c)   10,000           $3,846
Vice President of      1994   $76,108                                 $3,255
Administration         1993   $76,108                 7,000           $3,229
Corporate Secretary

Timothy L. Stull       1995   $56,750  $13,962 (c)    5,000              $99
Corporate Controller

(a)	The number of options granted during the covered
    fiscal year.

(b)	Includes Company contributions of $4,670 to the
    Employee Retirement Plan, $2,020 to the Employee
    Stock Ownership Plan, $1,500 to the 401(k) plan and $3,702 in life insurance premiums paid by the Company. Such contributions to the individuals listed totaled $11,892 for fiscal year 1995.

(c)	The bonus distribution plan was structured
    whereby the executive receives approximately 41% of the bonus in September 1995, 33% in September
    1996 and 26% in September 1997. Distribution of payments may vary slightly from the plan.

9
OPTION GRANTS IN LAST FISCAL YEAR

The table below shows information regarding grants of stock options made to the Named Executive Officers under the Company's 1992 Employee Incentive Stock
Option Plan during the fiscal year ended June 30, 1995. The potential realizable value of the options are based solely on arbitrarily assumed rates of appreciation required by applicable SEC regulations.
Actual gains, if any, on option exercises are dependent on the future performance of the Common
Stock and overall stock market conditions.

                                                                  Potential Realized
                                                                   Value at Assumed
                                                                    Annual Rates of
                                                                Stock Price Appreciation
                       Individual Grants                            for Option Term
----------------------------------------------------------------------------------------
            Number of
            Securities    % of Total
            Underlying    Options Granted   Exercise or
            Options       to Employees in   Base Price  Expriation             Options    to Employees in   Base Price  Expiration
   Name     Granted(#)1   Fiscal Year       ($/Sh)       Date      5% ($)   10% ($)
----------------------------------------------------------------------------------------
John L.
Slack        30,000       23.79%           $3.88      12/31/97   $47,975   $115,390

Reinhold J.
Barchet      10,000        7.93%           $6.75      12/31/98   $16,293   $36,425

Dudley J.
Gordon       10,000        7.93%           $8.63      12/31/98   $20,830   $46,569

Charles B.
Robertson    10,000        7.93%           $3.88      12/31/97   $15,992   $38,463

Timothy L.
Stull         5,000        3.97%           $4.13      12/31/97    $8,511   $20,471

1	Options granted under this Plan have a three-year
  term and may be exercised 33%, 33% 34% on or after December 31 of the first, second and third year, respectively, from the date of grant. Such shares may not be sold from two years from the date of grant and one year from the date of acquisition. The option price is equal to the market price of the Company's stock on the date of grant.

10
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FY-END OPTION VALUES

The following table summarizes for each of the Named
Executive Officers the number of stock options, if any, exercised during the fiscal year ended June 30, 1995, the aggregate dollar value realized upon exercise, the total number of unexercised options held at June 30, 1995, and the aggregate dollar value of in-the-money, unexercised options, if any, held at June 30, 1995.

                                              Number of
                                              Securities      Value of
                                              Underlying      Unexercised
                                              Unexercised     In-the-Money
                                              Options         Options
                                              at FY-End (#)   at FY-End ($)

             Shares Acquired      Value       Exercisable/    Exercisable/
Name         on Exercise (#)     Realized ($) Unexercisable   Unexercisable (a)
_______________________________________________________________________________
John L.
Slack            24,000         $81,000       60,000/29,000   $175,610/$97,730

Reinhold J.
Barchet           ---             ---              0/10,000   $0/$5,000

Dudley J.
Gordon            ---             ---              0/10,000      ---


Charles B.
Robertson         3,300         $12,788          8,999/8,001   $27,717/$26,963

Timothy L.
Stull             ---             ---            1,666/3,334   $5,198/$10,402

(a)	Value of unexercised, in-the-money
    options at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on June 30, 1995, which was $7.25 per share.

COMPENSATION OF EXECUTIVES AND DIRECTORS

Compensation of Directors

The nonemployee Directors of the Company receive an annual retainer of $8,000, payable on a quarterly basis, plus $500 per meeting not to exceed $1,000 per day. In addition, the Directors participate in the Directors' Stock Option Plan, under which there were no options issued during fiscal year 1995.

11
Employment Contracts and Change in Control Arrangement

A compensation agreement between the Company and Mr.
Slack provides for a Company-furnished automobile.
The agreement also provides for the bonus grant of Company stock based on the market price of the Company stock achieving levels:

                   Bonus Shares             Company Stock Price1
                     2,000                      $14.00 per share
                     2,000                      $16.00 per share
                     2,000                      $18.00 per share
                     2,000                      $20.00 per share

1	The agreement stated that the price must be
  achieved and retained for at least four
  consecutive weeks.

Mr. Slack has also received an option for 25,000 shares which will be exercisable in the event the Company is sold during his tenure as President upon terms and price acceptable to the shareholders of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. William C. Potter is President of the law firm of Potter, McClelland, Marks & Healy, P.A. and is legal counsel to the Company. The amount accrued or paid to this firm for legal services in fiscal year 1995 was approximately $17,200.

The Company entered into contracts with The Sokol
Group, Inc. in the ordinary course of business whose President and Chief Executive Officer, Ambassador
Robert F. Ellsworth, is a DBA Director.  See the
Compensation Committee Interlocks and Insider
Participation section for further details.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934
(the"Act") requires the Company's directors and executive officers, as well as persons who own more than ten percent of a registered class of a company's equity securities, to file with the SEC initial reports of ownership and report changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and more than ten percent owners are required by SEC regulation to furnish the Company with copies of all such filings which they make under Section 16(a) of the Act.

Based on a review of Company records, it appears that one member of the Board of Directors, Dr. Richard N.
Baney, failed to file one report on Form 4 in a timely manner. The form relates to two transactions which occurred on December 22, 1994, and December 23, 1994, respectively. The Form 4 covering both transactions should have been filed on January 10, 1995, and was actually filed on January 16, 1995.

12
FIVE YEAR SHAREHOLDER RETURN COMPARISON

The performance graph set forth below compares the cumulative five-year total return for the Common Stock with the NASDAQ Stock Market Index and NASDAQ
Electronic Components Index. Returns are based on the change in month-end to month-end price and assume reinvested dividends. These calculations assume the value of an investment in the Common Stock, the NASDAQ
Stock Market Index and the NASDAQ Electronic Component
Index each was $100 on June 30, 1990.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
AMONG DBA SYSTEMS, INC., THE NASDAQ STOCK MARKET-US INDEX
AND THE NASDAQ ELECTRONIC COMPONENTS INDEX
                         6/90   6/91   6/92   6/93   6/94   6/95
DBA systems, Inc.        100     88    144    124    134    232
NASDAQ STOCK MARKET-US   100    106    127    160    162    215
NASDAQ ELEC COMPONENTS   100     96    117    202    222    461

* $100 invested on 6/30/90 in stock or index including reinvestment of dividends. Fiscal year ending June 30.

Management believes the NASDAQ Electronic Components
Index industry group is appropriate in view of the Company's historical business base. The Company is currently diversifying its operations to non-defense industries and if successful, a different industry group may be more appropriate in the future.

13
SECURITY OWNERSHIP

Information regarding beneficial ownership of the Common Stock by the Company's directors and executive officers is set forth herein under the captions
"Election of Directors -- Nominees for Election to the
Board of Directions", "Continuing Directors" and
"Executive Officers". The following shareholders reported that they owned in excess of 5% of the outstanding Common Stock as of September 1, 1995.
Unless otherwise indicated, each of the shareholders listed below has sole voting and sole investing power with respect to the shares listed opposite such shareholder's name.

                                  	Amount of             	Percent
Name and Address	             Beneficial Ownership       	of Class
Norman J. Wechsler                  254,832 (1)            28.30%
39 Broadway
New York, NY  10006

Kathryn A. Eckstein                 400,000                 9.02%
614 West Front Street
Cassville, WI   53806

John L. Slack                       230,557 (2)             5.06%
745 Beach Street
Satellite Beach, FL  32937

All directors and                   344,922 (3)             7.42%
executive officers
as a group

(1)	Includes 2,051 shares issuable upon conversion of
    $40,000 principal amount of the Company's 8 1/4%
    Convertible Subordinated Debentures due 2010 (the
    "Debentures").

(2)	Includes 119,000 shares issuable upon exercise of
    options, 512 shares issuable upon conversion of $10,000 principal amount of the Company's 8 1/4%
    Convertible Subordinated Debentures due 2010 and
    1,095 shares held in trust by DBA Systems
    Employee Stock Ownership Plan and Trust.
    Excludes options for 3,000 shares owned by Mr.
    Slack's wife as to which he disclaims any beneficial interest and options for 25,000 shares exercisable in the event the Company is sold during Mr. Slack's tenure as President upon terms and price acceptable to the stockholders of the Company.

(3)	Includes 216,000 shares issuable upon exercise of
    options, 512 shares issuable upon conversion of $10,000 principal amount of the Debentures, and 2,227 shares held in trust by DBA Systems
    Employee Stock Ownership Plan and Trust.

14

EXECUTIVE OFFICERS

                                                   Common
                                                   Stock            % of
                                                   Beneficially     Outstanding
                                                   Owned            Common
Name            Age    Position with Company       as of 9/1/95     Stock
____________________________________________________________________________

John L. Slack   57      Chairman of the Board,      230,557(1        5.06
                        President, CEO & Director

Reinhold J.
Barchet         61      Divisional Vice Preesident   10,000(2)        .22
                        for Marketing
Dudley J.
Gordon          59
                        Divisional Vice President    20,000(3)        .45
                        for Operations
Charles B.
Robertson       49      Vice President of            28,132(4)        .63
                        Administration
                        Corporate Secretary

Timothy L.
Stull           41      Corporate Controller         15,000(5)        .34

(1)	See "Election of Directors -- Nominees for
    Election to the Board of Directors" for a
    description of the components comprising common
    stock beneficially owned.

(2)	Includes outstanding options for 10,000 shares.

(3)	Includes outstanding options for 20,000 shares.

(4)	Includes options for 27,000 shares and 1,132
    shares held in trust by the DBA Systems Employee
    Stock Ownership Plan and Trust.

(5)	Includes outstanding options for 15,000 shares.

JOHN L. SLACK was elected as the President and Chief
Executive Officer of the Company in August 1989 succeeding Mr. Howard N. Hebert as Chief Executive
Officer and Mr. Gerald A. Nathe as President.  Mr.
Slack was elected as Chairman of the Board of Directors in February 1990. Mr. Slack assumed the duties of Acting Treasurer on May 15, 1994, with the departure of Mr. William R. LeMasters, Vice President of Finance, from the Company. All other financial matters have been delegated to the Corporate
Controller. Biographical information about Mr. Slack appears above under the caption "Directors' Background and Experience -- Nominees for Election."

REINHOLD J. BARCHET joined the Company in June 1995 as
Divisional Vice President for Marketing. Prior to joining DBA, Mr. Barchet held several senior level management positions in the areas of marketing, operations and international programs within TRW, Applied Solar Electric Corporation and General
Electric Company. These positions included responsibility for both government and commercial contracts.

DUDLEY J. GORDON joined the Company in March 1995 as
Divisional Vice President for Operations. Prior to joining DBA, Mr. Gordon held several positions as senior operations officer in various successful commercial ventures. Preceding his commercial career, Mr. Gordon served in the United States Army, enlisting in 1954 as a private and rising to the rank of Major
General prior to his retirement in 1986 in the grade of Brigadier General.

15
CHARLES B. ROBERTSON joined the Company in 1986 as a
Program Manager.  Prior to joining DBA, Mr. Robertson
was responsible for all Air Launched Missile Systems
Subcontracts for Martin Marietta, Orlando, FL.  He has
held numerous management positions during his tenure
at DBA including Director of the Military Products
Division.  In July 1990, Mr. Robertson became Director
of Administration and in January 1994, he became Vice
President of Administration and Corporate Secretary.
TIMOTHY L. STULL joined the Company in August 1994 as
Director of Finance and replacement of Mr. William R.
LeMasters.  In November 1994, he became Corporate
Controller.  Prior to joining DBA, Mr. Stull was an
Assistant Vice President and Group Controller for the
Applied Software Systems Engineering Technology Group
of Science Applications International (SAIC) in
Orlando, FL. and held several other senior level
finance positions with SAIC.
RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS
The Board of Directors has selected Deloitte & Touche
LLP, Certified Public Accountants, to serve as the
Independent Certified Public Accountants for the
Company during Fiscal Year 1996 and recommends that
shareholders vote for such selection.
Deloitte & Touche LLP conducted the Company's fiscal
year 1995 independent audit.  A representative of
Deloitte & Touche LLP will be present at the Meeting.
This representative will have the opportunity to make
a statement regarding the year-end audit and will be
available to respond to appropriate questions from the
shareholders.
OTHER BUSINESS
It is not anticipated that any action will be asked of
the shareholders at the Meeting other than the
election of directors and the approval of the
selection of Deloitte & Touche LLP as Independent
Certified Public Accountants.  If any other matters
are properly presented to the Meeting, it is intended
that the persons named in the proxy will vote in their
best judgement on such matters.
To be considered for inclusion in the proxy material
relating to the 1996 Annual Meeting of Shareholders,
shareholders' proposals must be received by the
Secretary, DBA Systems, Inc., P.O. Box 550, Melbourne,
Florida, 32902-0550, on or before June 14, 1996.
A copy of the Company's Annual Report filed with the
Securities and Exchange Commission on Form 10-K is
available, without charge, upon written request to the
Company Secretary.
By Order of the Board of Directors,

John L. Slack
_______________
John L. Slack
Chairman of the Board, President,
Chief Executive Officer and
Treasurer, Acting

Melbourne, Florida
October 13, 1995

16
PROXY FOR ANNUAL MEETING OF DBA SYSTEMS, INC.
1101 West Hibiscus Boulevard, Melbourne, Florida  32901

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John L. Slack and Charles B. Robertson or any one of the two acting in the absence of the other, with authority to appoint, in writing, substitutes to act in their place, proxies for and in the name and place of the undersigned, to vote the number of shares of DBA Systems, Inc.
at its Annual Meeting of Shareholders to be held at the DBA Conference Facility, Granada Center, 1101 West Hibiscus Boulevard, Melbourne, Florida on November 15,
1995, at 1:00 p.m., local time, or any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED SHAREHOLDER.

IF A DULY EXECUTED PROXY CONTAINS NO SPECIFICATIONS WITH RESPECT TO A MATTER
WHERE CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POST-PAID
RETURN ENVELOPE.

1.  To elect three Class I Directors

Nominees:  Joseph A. Boyd, Robert F. Ellsworth, John L. Slack

______VOTE FOR ALL NOMINEES    ______ VOTE WITHHELD FROM ALL NOMINEES

______  ______________________________________
        For all nominees except as noted above

2. To approve the selection of Deloitte & Touche LLP; Orlando, Florida as the Company's Independent Certified Public Accountants for the 1996 fiscal year.

3. To consider and act upon any other matters which may properly come before the Meeting and any adjournments thereof.

_____MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

_____MARK HERE IF YOU PLAN TO ATTEND THE MEETING

(Please date and sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.)

Signature: _______________________   Date _________________

Signature: _______________________   Date _________________
17
